Exhibit 99

Cachet Financial Solutions Reports Fourth Quarter and Full Year 2014 Results

MINNEAPOLIS, Minn.  ̶  March 5, 2015  ̶  Cachet Financial Solutions, Inc. (OTCQB: CAFN), a leading provider of cloud-based SaaS mobile money management technology to banks, credit unions, and other financial services organizations, reported results for the fourth quarter and fiscal year ended December 31, 2014.

Q4 2014 Operational Highlights

•	Estimated cumulative contract value totaled a record $55.3 million, up 77% over the same year-ago quarter.
•	Bank and credit union customers totaled 317, up 38% from 230 at the end of 2013.
•	Select Mobile™ Money platform was chosen by League Service Corporation, a national credit union service organization, to power its prepaid mobile application.
•	Expanded partnership with Mitek (NASDAQ: MITK) to offer Mitek’s Mobile Photo Account Opening™ SaaS Suite as part of Cachet’s mobile prepaid platform.
•

Launched Enhanced Select Business, a cloud-based software solution that enables banks and credit unions to offer their business customers the convenience of remote deposit capture, regardless of platform.

Q4 2014 Performance Indicators for RDC Solutions

	Q4 2014	vs. Q3 2014	Change	vs. Q4 2013	Change
Transactions	1,335,851	1,193,326	12%	654,000	104%
Products Sold (through the end of each period)	348	318	9%	230	51%
Live Product Implementations (through the end of each period)	252	208	21%	130	94%

Full Year 2014 Performance Indicators for RDC Solutions

	FY 2014	vs. FY 2013	Change
Transactions	4,294,022	1,604,073	168%
Products Sold (through the end of each period)	348	230	51%
Live Product Implementations (through the end of each period)	252	130	94%

Q4 2014 Financial Results

Revenue in the fourth quarter of 2014 increased 74% to a record $707,000 from $405,000 in the same year-ago quarter.  The increase was driven by growing adoption of the company’s Select Mobile RDC solutions, along with new product offerings, Check Risk Pro and Select Mobile Money.

The company’s total cumulative contract value increased 77% to a record $55.3 million from $31.2 million in the same year-ago period. The company defines cumulative contract value as the estimated aggregate total revenue potential over the ensuing 36-month period of product and service contracts signed with bank and credit union customers over the trailing 24-month period. The number of these bank and credit union customers totaled 317 at the end of the fourth quarter of 2014, as compared to 230 at the end of same year-ago quarter.

At the end of the fourth quarter of 2014,  the company’s cumulative contract value totaled  $55.3 million compared to $31.2 million at the end of the same year-ago period, with nearly the entire amount representing recurring revenue versus one-time setup or hosting fees.

Cost of revenues in the fourth quarter of 2014 totaled  $582,000 (82% of revenue) compared to $554,000 (137% of revenue) in the same year-ago period. The increase was primarily due to higher amortization expense associated with the intangible assets acquired with the Select Mobile Money acquisition in March 2014.

Net loss attributable to common stockholders in the fourth quarter of 2014 totaled  $3.5 million or $0.20 per basic and diluted share, compared to a net loss attributable to common stockholders of $2.7 million or $0.56 per basic and diluted share in the fourth quarter of 2013.

Adjusted EBITDA loss  (a non-GAAP term defined as net loss before interest, taxes, depreciation, amortization, stock-based compensation, and non-recurring items) for the fourth quarter of 2014 totaled $2.3 million compared to an adjusted EBITDA loss of $1.5 million in the same year-ago period (see further discussion about the use of adjusted EBITDA, below). Non-GAAP loss for the fourth quarter of 2014 totaled $2.5 million or $.15 per share, compared to $1.8 million or $.38 per share in the same year-ago period.

Full Year 2014 Financial Results

Revenue in 2014 increased 125% to a record $2.6 million from $1.2 million in 2013. The increase was driven by growing adoption of the company’s Select Mobile RDC solutions and new product offerings.

Cost of revenues in 2014 totaled $2.8 million (104% of revenue) compared to $2.5 million (209% of revenue) in 2013. The increase was primarily due to higher amortization expense associated with the intangible assets acquired with the Select Mobile Money acquisition.

Net loss attributable to common stockholders in 2014 totaled $15.8 million or $1.39 per basic and diluted share, compared to a net loss attributable to common stockholders of $14.0 million or $3.58 per basic and diluted share in fiscal 2013.

Adjusted EBITDA loss for 2014 totaled $8.6 million compared to an adjusted EBITDA loss of $7.0 million a year-ago.  Non-GAAP loss for the year-ended 2014, totaled $10.5 million or $.92 per share, compared to $8.2 million or $2.12 per share for the prior year.

Management Commentary

“2014 marked a transformational year in the operational and financial development of Cachet,” said the company’s president and CEO, Jeffrey Mack. “Our rapid development has been the result of our ability to successfully execute on our strategic plan and growth initiatives. This was evident during 2014 from the several milestones we achieved, including completing the acquisition of a mobile money management platform in March, followed by our IPO in July.

“These achievements allowed us to deepen our product offering, expand our sales resources, and secure major new customer wins. These efforts also led to a 125% increase in revenue in 2014, driven by a 168% increase in transactions on our platform, which together underscores our growing and highly-valuable recurring revenue stream.

“In addition to the improvement in our financial performance, one of the most encouraging achievements in 2014 was securing new contract wins with a number of industry-leading financial institutions, including Bancorp, Navy Federal Credit Union, and US Bank. In the first quarter of 2015, we built upon this momentum by signing a major follow-on order from Navy Federal to provide our Select Mobile Money app for Navy’s new ‘GO Prepaid Card.’

“We are continuing to broaden our access to the market by expanding our selling and marketing resources in order to better capitalize on the strong industry trends. These efforts include strengthening our relationships with key resellers as well as adding new resellers to our network. These relationships have become an integral part of our differentiated growth strategy to drive revenue growth and capture market share in the growing multi-billion dollar mobile banking and

RDC markets.

“In 2015, we plan to leverage our recently expanded sales resources and product suite to dramatically increase the number of products we sell and our overall customer base. Our success operationally will help drive our financial goals, which we expect will include eclipsing the 70% recurring revenue mark, as well as achieving cash flow profitability.  We believe our operational strength and the acceleration in the number of ‘go-lives’ we are able to complete each quarter will continue to expand our market share and drive strong revenue growth in the quarters ahead.”

Conference Call

Cachet Financial Solutions will hold a conference call today  (March 5, 2015) at 4:30 p.m. Eastern time (3:30 p.m. Central time) to discuss these results. Cachet’s president and CEO, Jeffery Mack, and EVP and CFO, Darin McAreavey, will host the presentation, followed by a question and answer period.

Date: Thursday, March 5, 2015

Time: 4:30 p.m. Eastern time (3:30 p.m. Central time)

U.S. dial-in: 877-705-6003

International dial-in: 201-493-6725

The conference call will be broadcast simultaneously and available for replay via the investor section of the company's website. During the conference call, Cachet management will refer to a supplementary slide presentation, which is also available for download in the investor section of the company’s website.

Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios Group at 949-574-3860.

A replay of the call will be available after 7:30 p.m. Eastern time on the same day through April 5, 2015.

U.S. replay dial-in: 877-870-5176

International replay dial-in: 858-384-5517

Replay ID: 13601847

About Cachet Financial Solutions, Inc.

Cachet Financial Solutions is a leading cloud-based, SaaS technology provider serving the financial services industry with mobile money management and remote deposit capture solutions for PC, Mac and Mobile. Our industry-leading solutions help clients to increase customer/member engagement, grow revenues and gain competitive advantage. Cachet's cloud-based technology platform simplifies development, deployment and servicing of clients' consumer and commercial solutions—minimizing cost and accelerating speed-to-market and ROI. With our complete suite of business and consumer solutions, financial institutions can better serve the needs of all their customers/members. For more information, visit www.cachetfinancial.com.

Use of Non-GAAP Information

In evaluating the Company’s financial performance and operating trends, management considers information concerning the Company’s net sales, adjusted gross margins, adjusted operating expenses, and adjusted EBITDA, among other items, which are not calculated in accordance with generally accepted accounting principles (“GAAP”) in the United States of America. The Company’s management believes these non-GAAP measures are useful to investors because they provide supplemental information that facilitates comparisons to prior periods and for the evaluation of financial results.  Management uses these non-GAAP measures to evaluate its financial results, develop budgets and manage expenditures.  The method the Company uses to produce non-GAAP results is not computed according to GAAP, is likely to differ from the methods used by other companies and should not be regarded as a replacement for corresponding GAAP measures.  Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the comparable GAAP results, which is attached to this release and can also be found on the Company’s website at www.cachetfinancial.com.

Forward-Looking Statements

This press release contains certain statements that would be deemed “forward-looking statements” under Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1933 and includes, among other things, discussions of our business strategies, future operations and capital resources. Words such as “may,” “likely,” “anticipate,” “expect”, “plan” and “believes” indicate forward-looking statements.

These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Forward-looking statements include statements about the anticipated closing of our initial public offering and the number of shares to be sold in the offering.

Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. We discuss many of these risks in greater detail in our Current Report on Form 8K filed with the Securities and Exchange Commission on March 31, 2014 under the heading “Risk Factors” and in the other reports we file with the Commission. Given these uncertainties, you should not attribute undue certainty to these forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this press release. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

Contact Information:

Darin McAreavey

EVP & CFO

Cachet Financial Solutions

952-698-5214

dmcareavey@cachetfinancial.com

Investor Relations:

Matt Glover or Michael Koehler

Liolios Group, Inc.

949-574-3860

CAFN@liolios.com

CACHET FINANCIAL SOLUTIONS, INC.

CONSOLIDATED BALANCE SHEETS

	As of
	December 31, 2014	December 31, 2013
	(unaudited)	(audited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$112,221	$150,555
Accounts receivable, net	314,743	329,557
Deferred commissions	80,348	62,732
Prepaid expenses	402,040	487,659
TOTAL CURRENT ASSETS	909,352	1,030,503

PROPERTY AND EQUIPMENT, net	295,925	353,420
GOODWILL	204,000	-
INTANGIBLE ASSETS, NET	1,437,001	-
DEFERRED COMMISSIONS	103,312	101,468
DEFERRED FINANCING COSTS	61,153	107,936
TOTAL ASSETS	$3,010,743	$1,593,327

LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable	$746,554	$937,200
Accrued expenses	201,768	153,113
Accrued interest	182,184	1,953,502
Deferred revenue	747,113	510,319
Warrant liability	163,570	-
Current portion of long-term debt	2,070,217	3,170,672
TOTAL CURRENT LIABILITIES	4,111,406	6,724,806

LONG TERM DEBT, net of current portion	2,566,486	3,933,253
WARRANT LIABILITY	146,000	309,000
DEFERRED REVENUE	412,219	401,758
ACCRUED INTEREST	160,593	95,270
ACCRUED RENT	25,333	61,482
TOTAL LIABILITIES	7,422,037	11,525,569

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' DEFICIT
Convertible preferred stock, $.0001 Par Value, 20,000,000 shares authorized, 2,229,702 and 0 issued and outstanding	223	-
Common shares, $.0001 Par Value, 500,000,000 shares authorized, 16,934,497 and 5,625,957 issued and outstanding	1,694	563
ADDITIONAL PAID-IN-CAPITAL	47,307,314	26,668,258
ACCUMULATED DEFICIT	(51,720,525)	(36,601,063)
TOTAL SHAREHOLDERS' DEFICIT	(4,411,294)	(9,932,242)
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$3,010,743	$1,593,327

CACHET FINANCIAL SOLUTIONS, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
REVENUE	$707,078	$405,336	$2,648,108	$1,179,603

COST OF REVENUE	582,171	554,060	2,747,343	2,462,087

GROSS PROFIT (LOSS)	124,907	(148,724)	(99,235)	(1,282,484)

OPERATING EXPENSES
Sales and Marketing	885,247	552,561	2,854,959	2,208,689
Research and Development	921,394	249,412	2,663,633	982,917
General and Administrative	998,539	662,322	3,998,086	3,566,044

TOTAL OPERATING EXPENSES	2,805,180	1,464,295	9,516,678	6,757,650

OPERATING LOSS	(2,680,273)	(1,613,019)	(9,615,913)	(8,040,134)

INTEREST EXPENSE	707,154	424,087	5,704,533	2,804,594

INDUCEMENT TO CONVERT DEBT AND WARRANTS	46,121	681,189	424,335	1,355,603

SHARE PRICE / CONVERSION ADJUSTMENT	-	-	-	1,710,475

OTHER (INCOME) EXPENSE	-	21,500	(34,999)	54,213

NET LOSS	(3,433,548)	(2,739,795)	(15,709,782)	(13,965,019)

LESS: CUMMULATIVE UNPAID PREFERRED DIVIDENDS	(47,206)	-	(48,409)	-

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(3,480,754)	$(2,739,795)	$(15,758,191)	$(13,965,019)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	17,026,296	4,869,178	11,337,482	3,897,081

Net loss per common share - basic and fully diluted	$(0.20)	$(0.56)	$(1.39)	$(3.58)

CACHET FINANCIAL SOLUTIONS, INC.

SUPPLEMENTAL INFORMATION

(Unaudited)

Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended		Twelve Months Ended
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Net loss, as reported	$(3,433,548)	$(2,739,795)	$(15,709,782)	$(13,965,019)

Interest expense	707,154	424,087	5,704,533	2,804,594
Inducement of convert debt and warrants	46,121	681,189	424,335	1,355,603
Share Price / Conversion Adjustment	-	-	-	1,710,475
Depreciation and Amortization	193,676	76,356	694,494	366,718
Share-based compensation	164,602	78,314	316,176	700,715
Warrants issued for professional services	3,124	-	23,735	-

Adjusted EBITDA	$(2,318,871)	$(1,479,849)	$(8,546,509)	$(7,026,914)

CACHET FINANCIAL SOLUTIONS, INC.

GAAP TO NON-GAAP RECONCILIATION CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

	Three Months Ended				Twelve Months Ended
	GAAP			Non-GAAP	GAAP			Non-GAAP
	December 31, 2014		Adjustments	December 31, 2014	December 31, 2014		Adjustments	December 31, 2014
REVENUE	$707,078		$-	$707,078	$2,648,108		$-	$2,648,108

COST OF REVENUE	582,171	(1)	(147,249)	422,425	2,747,343	(1)	(479,999)	2,245,591
		(2)	(12,497)			(2)	(21,753)

GROSS PROFIT (LOSS)	124,907		159,746	284,653	(99,235)		501,752	402,517

OPERATING EXPENSES
Sales and Marketing	885,247	(2)	(29,842)	855,405	2,854,959	(2)	(51,803)	2,803,156
Research and Development	921,394	(2)	(28,358)	893,036	2,663,633	(2)	(41,365)	2,622,268
General and Administrative	998,539	(2)	(93,905)	904,634	3,998,086	(2)	(201,255)	3,796,831

TOTAL OPERATING EXPENSES	2,805,180		(152,105)	2,653,075	9,516,678		(294,423)	9,222,255

OPERATING LOSS	(2,680,273)		311,851	(2,368,422)	(9,615,913)		796,175	(8,819,738)

INTEREST EXPENSE	707,154	(3)	(598,207)	108,947	5,704,533	(3)	(4,023,733)	1,680,800

INDUCEMENT TO CONVERT DEBT AND WARRANTS	46,121	(3)	(46,121)	-	424,335	(3)	(424,335)	-

SHARE PRICE / CONVERSION ADJUSTMENT	-		-	-	-		-	-

OTHER (INCOME) EXPENSE	-		-	-	(34,999)		-	(34,999)

NET LOSS	(3,433,548)		956,179	(2,477,369)	(15,709,782)		5,244,243	(10,465,539)

LESS: CUMMULATIVE UNPAID PREFERRED DIVIDENDS	(47,206)		-	(47,206)	(48,409)		-	(48,409)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(3,480,754)		$956,179	$(2,524,575)	$(15,758,191)		$5,244,243	$(10,513,948)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	17,026,296		17,026,296	17,026,296	11,337,482		11,337,482	11,337,482

Net loss per common share - basic and fully diluted	$(0.20)		$0.06	$(0.15)	$(1.39)		$0.46	$(0.92)

(1)	- Non-cash amortization expense related to identified intangible assets
(2)	- Non-cash stock based compensation expense
(3)	- Non-cash interest expense and other non-cash one-time charges

CACHET FINANCIAL SOLUTIONS, INC.

GAAP TO NON-GAAP RECONCILIATION CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited)

	Three Months Ended				Twelve Months Ended
	GAAP			Non-GAAP	GAAP			Non-GAAP
	December 31, 2013		Adjustments	December 31, 2013	December 31, 2013		Adjustments	December 31, 2013
REVENUE	$405,336		$-	$405,336	$1,179,603		$-	$1,179,603

COST OF REVENUE	554,060	(1)	(2,085)	551,975	2,462,087	(1)	(1,815)	2,460,272

GROSS PROFIT (LOSS)	(148,724)		2,085	(146,639)	(1,282,484)		1,815	(1,280,669)

OPERATING EXPENSES
Sales and Marketing	552,561	(1)	(3,621)	548,940	2,208,689	(1)	(67,697)	2,140,992
Research and Development	249,412	(1)	(6,308)	243,104	982,917	(1)	(48,609)	934,308
General and Administrative	662,322	(1)	(66,300)	596,022	3,566,044	(1)	(582,594)	2,983,450

TOTAL OPERATING EXPENSES	1,464,295		(76,229)	1,388,066	6,757,650		(698,900)	6,058,750

OPERATING LOSS	(1,613,019)		78,314	(1,534,705)	(8,040,134)		700,715	(7,339,419)

INTEREST EXPENSE	424,087	(2)	(132,730)	291,357	2,804,594	(2)	(1,955,201)	849,393

INDUCEMENT TO CONVERT DEBT AND WARRANTS	681,189	(2)	(681,189)	-	1,355,603	(2)	(1,355,603)	-

SHARE PRICE / CONVERSION ADJUSTMENT	-		-	-	1,710,475	(2)	(1,710,475)	-

OTHER (INCOME) EXPENSE	21,500		-	21,500	54,213		-	54,213

NET LOSS	(2,739,795)		892,233	(1,847,562)	(13,965,019)		5,721,994	(8,243,025)

LESS: CUMMULATIVE UNPAID PREFERRED DIVIDENDS	-		-	-	-		-	-

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(2,739,795)		$892,233	$(1,847,562)	$(13,965,019)		$5,721,994	$(8,243,025)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	4,869,178		4,869,178	4,869,178	3,897,081		3,897,081	3,897,081

Net loss per common share - basic and fully diluted	$(0.56)		$0.18	$(0.38)	$(3.58)		$1.47	$(2.12)

(1)	- Non-cash stock based compensation expense
(2)	- Non-cash interest expense and other non-cash one-time charges